Supplement Dated August 4, 2023
to the Thrivent ETF Trust Statement of Additional Information ("SAI") dated October 3, 2022
Effective immediately, the Thrivent Financial for Lutherans and Thrivent Asset Management, LLC Proxy Voting Policies and Procedures Summary included in Appendix A of the SAI is replaced with the proxy voting policy included in Appendix A to this Supplement.
Please include this Supplement with your Statement of Additional Information.
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Appendix A
to the Thrivent ETF Trust Statement of Additional Information Supplement dated August 4, 2023
Thrivent Financial for Lutherans and
Thrivent Asset Management, LLC
Proxy Voting Policies and Procedures Summary
Responsibility to Vote Proxies
Overview. Thrivent Financial for Lutherans and Thrivent Asset Management, LLC (collectively, in their capacity as investment advisers, “Thrivent”) have adopted Proxy Voting Policies and Procedures (“Policies and Procedures”) for the purpose of establishing formal policies and procedures for performing and documenting Thrivent’s fiduciary duty with regard to the voting of client proxies, including investment companies which it sponsors and for which it serves as investment adviser (“Thrivent Funds”) and by institutional accounts who have requested that Thrivent be involved in the proxy process.
Fiduciary Considerations. It is the policy of Thrivent that decisions with respect to proxy issues will be made primarily in light of the anticipated impact of the issue on the desirability of investing in the portfolio company from the viewpoint of the particular client. Thrivent seeks to vote proxies solely in the interests of the client, including Thrivent Funds. Thrivent votes proxies, where possible to do so, in a manner consistent with its fiduciary obligations and responsibilities. Logistics involved may make it impossible at times, and at other times disadvantageous, to vote proxies in every instance.
Administration of Policies and Procedures
Thrivent has formed a committee that is responsible for establishing positions with respect to corporate governance and other proxy issues, as well as overseeing the environmental, social and governance (“ESG”) analysis components of Thrivent’s investment processes (“Committee”). Annually, the Committee reviews the Policies and Procedures, including in relation to recommended changes reflected in applicable benchmark policies and voting guidelines of Institutional Shareholder Services Inc. (“ISS”). As discussed below, Thrivent may, with the approval of the Committee, vote proxies other than in accordance with the applicable voting guidelines in the Policies and Procedures.
How Proxies are Reviewed, Processed and Voted
In order to facilitate the proxy voting process, Thrivent has retained ISS, an unaffiliated third-party proxy service provider, to provide proxy voting-related services, including custom vote recommendations, research, vote execution, reporting, auditing and consulting assistance for the handling of proxy voting responsibilities. ISS specializes in providing a variety of fiduciary-level proxy advisory and voting services. ISS analyzes each proxy vote of Thrivent’s clients and prepares a recommendation and/or materials for Thrivent’s consideration which reflect ISS’s application of the Policies and Procedures. In determining how to vote proxies, Thrivent leverages the applicable market specific ISS Benchmark Proxy Voting Guidelines (“Benchmark Guidelines”) and ISS Sustainability Proxy Voting Guidelines (“Sustainability Guidelines,” collectively the “Guidelines”). While these Guidelines differ in some respects, particularly on environmental, social and governance proposals or proposals that implicate environmental, social and governance considerations, they are aligned in many areas, including auditor ratification, executive and director compensation, equity-based compensation plans, mergers & acquisitions, and capital structure-related. In some cases, generally where the ISS recommendations do not differ between the Guidelines, Thrivent will provide standing instructions to ISS to vote proxies based on the recommendation of ISS pursuant to the Guidelines. In cases where (i) the Sustainability Guidelines and Benchmark Guidelines recommend voting in a different manner on environmental, social and governance proposals, or proposals that implicate environmental, social and governance considerations, (ii) items are not addressed by the Guidelines, and (iii) for other specified proposal types, Thrivent uses ISS’s research and recommendations and a determination by investment management or other Thrivent personnel as the circumstances warrant.

Certain of Thrivent’s clients’ accounts are accounts or funds (or a portion thereof) that employ a quantitative strategy that relies on factor-based models or an index-tracking approach rather than primarily on fundamental security research and analyst coverage that an actively managed portfolio using fundamental research would typically employ; often, these accounts hold a high number of positions. Accordingly, in light of the considerable time and effort that would be required to review ISS research and recommendations, absent client direction, for securities held only in accounts or funds that only employ a quantitative strategy (and are not held in other Thrivent client accounts, or in the same account but in the portion managed using fundamental research and analyst coverage), for certain categories of management and shareholder proposals, Thrivent may use a different process than is used for other accounts to review and determine a voting outcome. For these proposals, Thrivent may review Benchmark Guidelines and Sustainability Guidelines and (i) determine, consistent with the best interest of its clients, to provide standing instructions to vote proxies in accordance with the recommendations of ISS where such Guidelines recommend voting in the same manner; or (ii) where such Guidelines do not recommend voting in the same manner, vote as determined by Thrivent personnel other than the affected account’s investment management team.
The Benchmark Guidelines and Sustainability Guidelines can be found at: https://www.issgovernance.com/policy-gateway/voting-policies/.
Supplement applicable to Thrivent Small-Mid Cap ESG ETF (the “ETF”) only. Thrivent expects to vote proxies on behalf of the ETF in many cases in accordance with its custom guidelines created as described above and discussed below under the heading “Summary of Thrivent’s Voting Policies.” However, Thrivent retains the discretion in all cases to vote in a manner inconsistent with these guidelines and policies if it believes such a vote is in the ETF’s best interest after consideration of any information Thrivent believes relevant, including in light of the ETF’s focus on long-term sustainable business models. This may mean that proxies are voted on behalf of the ETF in a manner that differs from votes for other clients.
Supplement applicable to Thrivent ESG Index Portfolio (“ESG Index Portfolio”) only. Thrivent expects to vote proxies on behalf of ESG Index Portfolio in many cases in accordance with its custom guidelines created as described above and discussed below under the heading “Summary of Thrivent’s Voting Policies,” using similar processes as for other clients employing a quantitative strategy as discussed above. However, Thrivent retains the discretion in all cases to vote in a manner inconsistent with these guidelines and policies if it believes such a vote is in ESG Index Portfolio’s best interest after consideration of any information Thrivent believes relevant, including in light of ESG Index Portfolio’s focus on tracking the investment results of an index composed of companies selected by the index provider based on environmental, social and governance characteristics. This may mean that proxies are voted on behalf of ESG Index Portfolio in a manner that differs from votes for other clients.
Proxy Voting Process Overview
Thrivent utilizes ISS’s voting agent services to notify us of upcoming shareholder meetings for portfolio companies held in client accounts and to transmit votes on behalf of our clients. ISS provides comprehensive summaries of proxy proposals, publications discussing key proxy voting issues, and specific vote recommendations regarding Thrivent’s clients’ portfolio company proxies to assist in the proxy voting process. The final authority and responsibility for proxy voting decisions remains with Thrivent. Decisions with respect to proxy matters are made primarily in light of the anticipated impact of the issue on the desirability of investing in the company from the viewpoint of our respective clients.
Thrivent may on any particular proxy vote determine that it is in the best interests of its clients to diverge from the Policies and Procedures’ applicable voting guidelines, including diverging from ISS’s recommendations with respect to Thrivent’s clients’ accounts that are accounts or funds (or a portion thereof) that employ a quantitative strategy. In such cases, the person requesting to diverge from the Policies and Procedures’ applicable voting guidelines is required to document in writing the rationale for their vote and submit all written documentation to the Committee for review and approval. In determining whether to approve any particular request, the Committee will determine that the request is not influenced by any conflict of interest and is in the best interests of Thrivent’s clients.
Summary of Thrivent’s Voting Policies
Specific voting guidelines have been adopted by the Committee for regularly occurring categories of management and shareholder proposals. The detailed voting guidelines are available to Thrivent’s clients upon request. The following is a summary of significant Thrivent policies, which are generally consistent with the Sustainability Guidelines or Benchmark Guidelines referenced above:

Board Structure and Composition Issues – Thrivent believes boards are expected to have a majority of directors independent of management. The independent directors are expected to organize much of the board’s work, even if the chief executive officer also serves as chairperson of the board. Key committees (audit, compensation, and nominating/corporate governance) of the board are expected to be entirely independent of management. It is expected that boards will engage in critical self-evaluation of themselves and of individual members. Boards should be sufficiently diverse to ensure consideration of a wide range of perspectives. Individual directors, in turn, are expected to devote significant amounts of time to their duties and to limit the number of directorships they accept. As such, Thrivent withholds votes for directors who miss more than one-fourth of the scheduled board meetings. Thrivent votes against management efforts to stagger board member terms because a staggered board may act as a deterrent to takeover proposals. For the same reasons, Thrivent votes for proposals that seek to fix the size of the board.
Board Accountability – Thrivent believes boards should be sufficiently accountable to shareholders, including through transparency of the company's governance practices and regular board elections, by the provision of sufficient information for shareholders to be able to assess directors and board composition, and through the ability of shareholders to remove directors. Boards should be held responsible for risk oversight or fiduciary responsibility failures. Examples of risk oversight failures include but are not limited to: bribery; large or serial fines or sanctions from regulatory bodies; demonstrably poor risk oversight of environmental and social issues; or significant adverse legal judgements or settlement. Thrivent will generally withhold votes from appropriate directors if the company’s governing documents impose undue restrictions on shareholder’s ability to amend bylaws, non-audit fees paid to the auditor are excessive, the company maintains significant problematic pay practices, or the company is a significant greenhouse gas emitter and is not taking the minimum steps needed to understand, assess, and mitigate risks related to climate change via detailed disclosure of climate-related risks and appropriate greenhouse gas emissions reduction targets.
Executive and Director Compensation – These proposals necessitate a case-by-case evaluation. Generally, Thrivent opposes compensation packages that provide what we view as excessive awards to a few senior executives or that contain excessively dilutive stock option grants based on a number of criteria such as the costs associated with the plan, plan features, and dilution to shareholders.
Ratification of Auditors – Thrivent votes for proposals to ratify auditors, unless an auditor has a financial interest in or association with the company, and is therefore not independent; there is reason to believe that the independent auditor has rendered an opinion that is neither accurate nor indicative of the company’s financial position; non-audit fees paid represent 50 percent or more of the total fees paid to the auditor; or poor accounting practices are identified that rise to a serious level of concern.
Mergers and Acquisitions – Thrivent votes on mergers and acquisitions on a case-by-case basis, taking into account and balancing the following: anticipated financial and operating benefits, including the opinion of the financial advisor, market reaction, offer price (cost vs. premium) and prospects of the combined companies; how the deal was negotiated; potential conflicts of interest between management’s interests and shareholders’ interests; and changes in corporate governance and their impact on shareholder rights.
Anti-takeover and Corporate Governance Issues – Thrivent generally opposes anti-takeover measures since they adversely impact shareholder rights. When voting on capital structure issues, Thrivent considers the dilutive impact to shareholders and the effect on shareholder rights.
Social, Environmental and Corporate Responsibility Issues – Thrivent votes on proposals related to social, environmental, and corporate responsibility issues on a case-by-case basis. These issues may include business activity impacts on the environment and climate, human and labor rights, health and safety, diversity, equity and inclusion, as well as general impacts on communities. The overall guiding principle on vote determinations examines primarily whether the proposal is likely to enhance or protect shareholder value in the short or long term (for the ETF and the ESG Index Portfolio, whether the proposal is likely to enhance value for other stakeholders may be an additional consideration). Other factors that are considered include, but are not limited to: whether legislation or government regulation is appropriately dealing with the issue; whether the request is unduly burdensome or overly prescriptive; whether there are any significant controversies, fines, penalties, or litigation associated with the company’s practices; and whether the company already provides reasonable and sufficient information if the proposal requests increased disclosure or greater transparency.
Shareblocking – Shareblocking is the practice in certain foreign countries of “freezing” shares for trading purposes in order to vote proxies relating to those shares. Thrivent generally refrains from voting shares in shareblocking countries unless the matter has compelling economic consequences that outweigh the loss of liquidity in the blocked shares.
Applying Proxy Voting Policies to non-U.S. Companies – Thrivent applies a two-tier approach to determining and applying global proxy voting policies. The first tier establishes baseline policy guidelines for the most fundamental issues, which apply without regard to a company's domicile. The second tier takes into account various idiosyncrasies of different countries, making allowances for standard market practices, as long as they do not violate the fundamental goals of good corporate governance. The goal is to enhance shareholder value through effective use of the shareholder franchise, recognizing that applying policies developed for U.S. corporate governance may not appropriate for all markets.
Monitoring and Resolving Conflicts of Interest – Thrivent/clients
The Committee is responsible for monitoring and resolving possible material conflicts between the interests of Thrivent and those of its clients with respect to proxy voting. Examples of situations where conflicts of interest can arise are when i) the issuer is a vendor whose products or services are material to Thrivent’s business; ii) the issuer is an entity participating to a material extent in the distribution of proprietary investment products advised, administered or sponsored by Thrivent; iii) an Access Person1 of Thrivent also serves as a director or officer of the issuer; and iv) there is a personal conflict of interest (e.g., familial relationship with company management). Other circumstances or relationships can also give rise to potential conflicts of interest.
All material conflicts of interest will be resolved in the interests of the clients. Application of the Policies and Procedures’ applicable voting guidelines to vote client proxies is generally relied on to address possible conflicts of interest since the voting guidelines are pre-determined by the Committee. Where there is discretion in the voting guidelines, voting as recommended under an ISS policy may be relied on to address potential conflicts of interest.
In cases where Thrivent is considering overriding these Policies and Procedures’ applicable voting guidelines, or in the event there is discretion in determining how to vote (for example, where or the guidelines provide for a case by case internal review) matters presented for vote are not governed by such guidelines, the Committee will follow these or other similar procedures:
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Compliance will conduct a review to seek to identify potential material conflicts of interest. If no material conflict of interest is identified, the proxy will be voted as determined by the Committee or the appropriate Thrivent personnel under these policies and procedures. The Compliance review process for identifying potential conflicts of interest will be reviewed by the Committee and may include a review of factors indicative of a potential conflict of interest or a determination that voting in accordance with ISS's recommendation(s) can reasonably be relied on to address potential conflicts of interest.
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If a material conflict of interest is identified, the Committee will be apprised of that fact and the Committee will evaluate the proposed vote in order to ensure that the proxy ultimately is voted in what Thrivent believes to be the best interests of clients, and without regard for the conflict of interest. The Committee will document its vote determination, including the nature of the material conflict, the Committee’s analysis of the matters submitted for proxy vote, and the reasons why the Committee determined that the votes were cast in the best interests of clients.
Certain Thrivent Funds ("top tier fund") may own shares of other Thrivent Funds (''underlying fund"). If an underlying fund submits a matter to a shareholder vote, the top tier fund will generally vote its shares in the same proportion as the other shareholders of the underlying fund. If there are no other shareholders in the underlying fund, the top tier fund will vote in what Thrivent believes to be in the top tier fund's best interest.
Securities Lending
From time to time, certain clients may participate in a securities lending program. Thrivent will not have the right to vote shares on loan as of record date. Thrivent will generally not seek to recall shares on loan in order to vote, unless it determines that a vote would have a material effect on an investment in such loaned security. Thrivent will use reasonable efforts to recall securities. The ability to vote recalled shares is subject to administrative considerations, including the feasibility of a timely recall prior to record date. Thrivent may also restrict lending of securities in consideration of individual account and/or aggregate client investment in a company, or other criteria established from time to time.

1 "Access Person" has the meaning provided under the current Thrivent Code of Ethics.

Oversight, Reporting and Record Retention
Retention of Proxy Service Provider and Oversight of Voting
In overseeing proxy voting generally and determining whether or not to retain the services of ISS, Thrivent performs the following functions, among others, to determine that Thrivent continues to vote proxies in the best interest of its clients: i) periodic sampling of proxy votes; ii) periodic reviews of Thrivent’s Policies and Procedures to determine they are adequate and have been implemented effectively, including whether they continue to be reasonably designed to ensure that proxies are voted in the best interest of Thrivent’s clients; iii) periodic due diligence on ISS designed to monitor ISS’s a) capacity and competency to adequately analyze proxy issues, including the adequacy and quality of its staffing and personnel, as well as b) its methodologies for developing vote recommendations and ensuring that its research is accurate and complete; and iv) periodic reviews of ISS’s procedures regarding their capabilities to identify and address conflicts of interest.
Proxy statements and solicitation materials of issuers (other than those which are available on the SEC’s EDGAR database) are kept by ISS in its capacity as voting agent and are available upon request. Thrivent retains documentation on shares voted differently than the Thrivent Policies and Procedures voting guidelines, and any document which is material to a proxy voting decision such as the Thrivent Policies and Procedures voting guidelines and the Committee meeting materials.
ISS provides Vote Summary Reports for each Thrivent Fund. The report specifies the company, ticker, cusip, meeting dates, proxy proposals, and votes which have been cast for the Thrivent Fund during the period, the position taken with respect to each issue and whether the Thrivent Fund voted with or against company management.